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                                                                       Exhibit 4

Number                                                                    Shares
                                     [LOGO]


                        FLEXIINTERNATIONAL SOFTWARE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 338923 10 5

THIS CERTIFIES THAT_____________________________________________________________

is the owner of_________________________________________________________________


         FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $.01 PER SHARE,
                             OF THE COMMON STOCK OF

FlexiInternational Software, Inc. transferrable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and the to provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended or restated. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:_________________                            COUNTERSIGNED AND REGISTERED:
                                                   AMERICAN STOCK TRANSFER &
                                                      TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR

                                                   BY___________________________
                                                     AUTHORIZED SIGNATURE

 /s/Jennifer V. Cheng                                        /s/Stefan R. Bothe
PRESIDENT AND TREASURER                                    CHAIRMAN OF THE BOARD

                                   [CORPORATE
                                      SEAL]
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                        FLEXIINTERNATIONAL SOFTWARE, INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class and series of stock and the qualifications, limitations or restrictions thereof will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - _________ Custodian__________
TEN ENT - as tenants by the entireties                          (Cust)             (Minor)
JT TEN - as joint tenants with right of                        under Uniform Gifts to Minors
         survivorship                                          Act__________________________
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

         For value received, __________________________________, hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby Irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:_____________________             ________________________________________

                                    NOTICE: The signatures to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED:________________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.